EXHIBIT NUMBER 4.53



                   AMENDMENT TO CONSULTING AGREEMENT BETWEEN
                            KGE MANAGEMENT LTD. AND
                              IMA EXPLORATION INC.
                             DATED OCTOBER 3, 2002

IMA EXPLORATION INC.




October 3, 2002



Dr. Gerald G. Carlson
Cooper Ridge Explorations Inc.
500 - 625 Howe St.
Vancouver, BC V6C 2T6



Dear Gerry:

Further to our agreement now in force, which expires October 10, 2002, I would like to propose the following revision:

Fees to be reduced to $2,000 per month or an equivalent of 4 days per month. Any time put in additionally to be paid at the rate of $550 per day.

Out of country or town to be paid at the rate of $600 per day plus all expenses paid based on an approved budget.

You retain your option forward to stay in force until 2006.

Sincerely,

IMA EXPLORATION INC.

/s/ Joseph Grosso

Joseph Grosso
President

                                      /s/ Gerald G. Carlson            9-Oct-02
                                      ---------------------            --------
                                      Gerald G. Carlson                Date





--------------------------------------------------------------------------------
          Terminal City Club Tower, Suite709-837 West Hastings Street,
                         Vancouver, BC, Canada V6C 3N6
          Tel: 604.687.1828 Fax: 604.687.1858 Toll Free: 800.901.0058
        www.imaexploration.com E-Mail: info@imaexploration.com TSX-V: IMR


                                                                             144